SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2008

ITEX Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-18275	93-0922994
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

3326 – 160th Ave SE, Suite 100, Bellevue, WA	98008
(Address of principal executive offices)	(Zip code)

Registrant’s telephone, including area code (425) 463-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 1, 2008, ITEX Corporation, a Nevada corporation (“ITEX”), and The Intagio Group, Inc., a Delaware corporation (“Intagio”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”), under which ITEX agreed to purchase from Intagio certain specified assets and liabilities of Intagio related to its media planning and placement business (the “Purchased Assets”). The closing of the asset purchase took place on August 1, 2008. The information included under Item 2.01 and Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01	Completion of Acquisition of Assets

On August 1, 2008, ITEX Corporation, a Nevada corporation (“ITEX”), acquired from The Intagio Group, Inc., a Delaware corporation (“Intagio”), certain specified assets and liabilities of Intagio related to its media planning and placement business (the “Purchased Assets”). The closing of the asset purchase took place on August 1, 2008 (the “Closing”). The Purchased Assets include:

•	The clients (the “Assigned Clients”) between Intagio and certain specified clients;

•
The contracts, insertion orders, and media purchase agreements (the “Assigned Contracts”) between Intagio and the Assigned Clients, including the Intagio contractual rights and client relationships arising from such Assigned Contracts (excluding those related to Intagio’s “Perfect Escapes” business);

•	All trade balances in effect as of the closing, both deficit and credit, associated with the Assigned Contracts;

•	Historical transactional data from the Assigned Contracts and associated accounts;

•	All cash receivables as of the Closing that arose from the Assigned Contracts and associated accounts;

•	All contractual rights of Intagio to the certain specified advertising credits; and

•	Marketing collateral, including rights to website content, presentations, contract templates and pricing schedules.

The purchase price for the Purchased Assets, determined based on arms-length negotiations between the parties, was (i) cash in the amount of $218,421.01 (which includes prepayment of $150,000 of earnout payments related to a 2007 Intagio asset purchase, and $16,953.33 for the reimbursement to Intagio of an office lease security deposit), (ii) a secured promissory note in the aggregate principal amount of $687,500, and (iii) the assumption of certain liabilities including cash media liabilities totaling $108,640.47.

The Asset Purchase Agreement provides that ITEX assume the lease for a Chicago, Illinois area office space and offer employment to two former salaried employees of Intagio. ITEX intends to manage the acquired accounts from its corporate-owned office in Chicago.

There were no known prior material relationships between Intagio and ITEX or any of ITEX’s affiliates, directors or officers, or any associate of ITEX’s directors or officers, except as follows: (1) On July 29, 2005, ITEX acquired BXI Exchange, Inc., a Delaware corporation (“BXI”), by merging BXI with and into a wholly-owned subsidiary. As a result of this transaction, BXI became a wholly-owned direct subsidiary of ITEX operating under the name “BXI Exchange, Inc.” The acquisition was consummated pursuant to the terms of the Agreement of Merger, dated June 30, 2005 (the “Merger Agreement”), by and among BXI, ITEX, BXI Acquisition Sub, Inc., and Intagio (individually as principal shareholder of BXI and as the BXI stockholders’ representative). The BXI acquisition costs payable to Intagio were retired in full in fiscal 2006, with the exception of certain earnout payments with a remaining balance of $37,500 as of July 31, 2008; and (2) On July 25, 2007, ITEX entered into an asset purchase agreement with Intagio under which ITEX purchased certain assets and rights of Intagio used in connection with Intagio’s commercial barter exchange business. The acquisition costs payable to Intagio related to the asset purchase included a secured promissory note in the principal amount of $1,000,000 which carried a balance of $638,298 at July 31, 2008, and an obligation if certain revenue targets were met to make earnout payments to Intagio totaling up to $150,000. The earnout payments were prepaid at the Closing.

The foregoing description of the Asset Purchase Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, the form of Senior Subordinated Secured Promissory Note and Security Agreement, which are filed as Exhibits 2.1, 10.1 and 10.2, respectively, to this report and incorporated herein by reference. The Asset Purchase Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about ITEX.  The Asset Purchase Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Asset Purchase Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in ITEX’s public disclosures.

ITEX issued a press release dated August 6, 2008, announcing the entry into the Asset Purchase Agreement, a copy of which is included with this report as Exhibit 99.1.

Information regarding the Promissory Note to Intagio is included under Item 2.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation

The information provided under Item 2.01 of this report related to the acquisition of the Purchased Assets is incorporated herein by reference.

On August 1, 2008, pursuant to the Asset Purchase Agreement the Company issued an 8.0% subordinated secured promissory note (“Note”) to Intagio in the aggregate principal amount of $687,500 due July 31, 2009. The Note is a secured obligation of ITEX and ranks senior to all of ITEX’s other obligations.  Principal and interest on the Note is payable in 11 equal monthly installments of $65,027.68 (or such lesser amount as is then outstanding under the Note), payable on the last day of each calendar month commencing on August 31, 2008.  ITEX’s obligation under the Note is not guaranteed by any third party.

Certain events are considered “Events of Default,” which may result in the accelerated maturity of the Note, including (i) a default in any interest or principal payment; (ii) a default in the payment of any principal of or premium or interest on any debt which is outstanding in a principal amount of at least $25,000 in the aggregate; (iii) final judgments against ITEX aggregating in excess of $25,000; (iv) breach of any material covenant in the Asset Purchase Agreement, the Security Agreement, or the Note; (v)  a breach of any representation or warranty in the Asset Purchase Agreement; or (vi) insolvency or the entry by a court of certain orders or decrees under any bankruptcy law.  Upon occurrence of one of these events, subject to certain exceptions, Intagio may declare the principal of and accrued interest on the Note to be immediately due and payable.

The description of the Note is qualified in its entirety by reference to the copy of the Form of Note filed as Exhibit 10.1 hereof, which is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of August 1, 2008, between ITEX Corporation and The Intagio Group, Inc.
10.1	Form of Senior Subordinated Secured Promissory Note of ITEX Corporation to The Intagio Group, Inc.
10.2	Security Agreement
99.1	Press release dated August 6, 2008, announcing the acquisition of the media services assets

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEX Corporation (Registrant)
Date: August 6, 2008
	By:	/s/ Steven White
Steven White Chief Executive Officer